UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      December 31

Date of reporting period:     December 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Tax-Advantaged Dividend Income Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 12

Trustees & officers
page 24

For more information
page 29


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election over and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

The way this year has played out in the financial markets serves as a good reminder of why keeping a long-term perspective is such a critical element of successful investing. Getting caught up in the day-to-day twists and turns of the market -- and trying to act on them -- can wreak havoc with your portfolio and derail progress toward meeting your overall financial objectives.

Since no one can predict the market's moves, the best way to reach your goals is to stay invested and stick to your plan. Investing should be a marathon, not a sprint. Do not try to time the market, and make sure you work with your investment professional to ensure that your portfolio remains properly diversified to meet your long-term objectives. For example, after several years of dominance, small-cap stocks and value stocks could now represent higher percentages of your portfolio than you may want. If you are comfortable with your financial plan, it becomes easier to ride out the market's daily ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide a high level
of after-tax total
return from divi-
dend income and
capital appreciation.
To meet its objec-
tives, the Fund
normally invests at
least 80% of its
assets in dividend-
paying common and
preferred securities
that the Adviser
believes are eligible
to pay dividends
that qualify for U.S.
taxation rates
applicable to long-
term capital gains,
which currently are
taxed at a maximum
rate of 15%.

Over the period

* Demand for high quality and high income fueled utility and financial common stocks, as well as preferred securities.

* Utility stocks performed best, as fundamental improvement lifted the group.

* Financial stocks were mixed due to varying conditions among subsectors.


[Bar chart with heading "John Hancock Tax-Advantaged Dividend Income Fund." Under the heading is a note that reads "Fund performance from commencement of operations on February 27, 2004 through December 31, 2004." The chart is scaled in increments of 5% with -10% at the bottom and 15% at the top. The first bar represents the fund's 12.85% Net asset value. The second bar represents the fund's -5.47% Market Value. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results."]


Top 10 issuers
 2.8%   Bank of America Corp.
 2.4%   NSTAR
 2.3%   Regions Financial Corp.
 2.3%   Ameren Corp.
 2.2%   KeySpan Corp.
 2.1%   Dominion Resources, Inc.
 2.1%   Royal Bank of Scotland Group Plc
 2.1%   DTE Energy Co.
 2.1%   Progress Energy, Inc.
 2.0%   KeyCorp.

As a percentage of net assets plus the value of preferred shares on December 31, 2004.

BY GREGORY K. PHELPS, JAMES K. SCHMIDT, CFA, MARK T. MALONEY, AND
LISA A. WELCH FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Tax-Advantaged Dividend Income Fund

Utility and financial common stocks -- the two primary areas of emphasis of John Hancock Tax-Advantaged Dividend Income Fund -- turned in impressive results from the commencement of operations of the Fund on February 27, 2004 through December 31, 2004. Utility common stocks led the way, fueled by a combination of the group's fundamental improvement -- evidenced by reduced debt levels, improved balance sheets and the sale or closure of money-losing unregulated subsidiaries -- and strong investor demand for high-quality income-producing stocks. Investors' appetite for income also helped financial stocks, although subsector returns were mixed. Regional banks, diversified banks and real estate investment trusts (REITs) all performed well, as investors sought more conservative safe-haven sectors with high dividends and stable earnings throughout much of the period. Regional banks also were bolstered by an upswing in mergers, while the more market-sensitive names, such as trust banks and brokers, struggled until the market's late-year rally. Many insurance stocks were hit hard toward the end of the period by charges of bid rigging and price fixing against the most prominent insurance broker, Marsh & McLennan. The performance of preferred stocks -- a secondary focus of the Fund -- also was quite good during the year, fueled in large measure by favorable supply and demand conditions.

"Utility and financial
 common stocks...turned in
 impressive results..."

Fund performance

From its commencement of operations on February 27, 2004 through December 31, 2004, John Hancock Tax-Advantaged Dividend Income Fund returned 12.85% at net asset value and -5.47% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time.

Over the same period, the Standard & Poor's 500 Index returned 7.39% and the average closed-end value fund returned 11.29% at net asset value, according to Lipper, Inc.


[Photos of Greg Phelps, James Schmidt, Mark Maloney and Lisa Welch flush right at top of page.]


Utility stocks shine

Many of our utility common stock holdings were our best performers for the period. Among the best was NSTAR, the parent company of Boston Edison. The company's stock benefited from a combination of favorable developments, including the company's decision to increase its dividend and split its stock, and its ability to continue to grow earnings, thanks to good cost controls and robust economic conditions in its service territory. Public Service Enterprise Group also performed well, thanks to a proposed takeover by Exelon Corp., which propelled its stock price higher. The Fund also enjoyed the strong returns posted by ONEOK, a diversified energy company involved in oil and gas production, natural gas processing, gathering, storage and transmission in the mid-continent areas of the United States. It benefited from a well-executed business strategy and its ability to pass on price increases in the wake of higher commodity prices. DTE Energy also performed well, partly because of its attractive dividend and partly due to the favorable resolution of a major utility rate case in its home state of Michigan. Another top gainer was TECO Energy, buoyed by a combination of above-average growth in its customer base and its ability to put the problems associated with its merchant energy plants behind it.

"Many of our utility common stock
 holdings were our best performers
 for the period."

Merger banks boost results

Among our financial holdings, Bank of America, which merged with FleetBoston late last year, was one of our top performers. The stock was buoyed by the bank's ability to post solid earnings results, its announcement of a stock split and a large increase in its quarterly dividends. Another merger stock that did well was JPMorgan Chase, which acquired Bank One Corp. Regional bank BB&T also posted strong gains as its above-average loan growth helped it post record profits. On the flip side, headline and regulatory risk worked against Citigroup, which had problems in several of its overseas units.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Electric utilities 31%, the second is Regional banks 15%, the third is Multi-utilities & unregulated power 14%, the fourth is Gas utilities 12% and the fifth is Diversified banks 10%.]


Tax-advantaged securities lead preferred stock group

Given expectations that the 2003 tax reform bill would be made permanent because of the re-election of President Bush and the larger Republican majority in both the House and Senate, tax-advantaged preferred stocks were in heavy demand and turned in good gains as a result during the period. One example was Southern Union, which benefited from investors' expectations that the company would receive a credit-rating upgrade. In the financial sector, our preferred holdings in Bear Stearns did well thanks to the combination of its attractive dividend and the strong financial performance of the company.


[Pie chart at middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to right): Common stocks 76%, Preferred stocks 23% and Short-term investments & other 1%.]


Outlook

In our view, the late 2004 decline in oil prices and reports of better economic data suggest that the Fed will continue on a measured path to raise short-term interest rates. Although the rate hikes that were enacted throughout 2004 haven't yet hurt the prices of preferred stocks, it's possible that potentially higher long-term interest rates could dampen their performance over the near term. As for utility stocks, we wouldn't be altogether surprised if they are poised for a breather or even a pullback over the short term given their rapid and recent impressive gains. Over the longer term, however, there are a couple of factors we believe will continue to work in favor of both preferred and utility common stocks. Making permanent the recently reduced dividend tax rate and

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Public Service Enterprise followed by an up arrow with the phrase "Takeover by larger utility boosts price." The second listing is Bank of America followed by an up arrow with the phrase "Earnings growth, stock split, dividend hike fuel stock." The third listing is Citigroup followed by a down arrow with the phrase "Regulatory concerns surrounding overseas units hurt equity price."]


strong demand from an aging American population potentially more intent on shifting assets to high-quality income-producing securities should provide some support for the group even if long-term bond yields rise. We remain optimistic about the prospects for financial stocks. We expect the group to navigate fairly well in a rising interest rate environment, and may continue to see outperformance from the group if the economic recovery remains sluggish.

"Over the longer term...there are
 a couple of factors we believe will
 continue to work in favor of both
 preferred and utility common stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on December 31, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



Issuer                                                                                         Shares           Value
Common stocks 109.06%                                                                                    $940,012,928
(Cost $863,642,492)

Diversified Banks 10.77%                                                                                   92,806,160
Bank of America Corp.                                                                         730,000      34,302,700
Comerica, Inc.                                                                                296,000      18,061,920
U.S. Bancorp.                                                                                 647,000      20,264,040
Wachovia Corp.                                                                                230,000      12,098,000
Wells Fargo & Co.                                                                             130,000       8,079,500

Electric Utilities 34.94%                                                                                 301,209,819
Alliant Energy Corp.                                                                           50,000       1,430,000
Ameren Corp.                                                                                  561,100      28,133,554
American Electric Power Co., Inc.                                                             335,500      11,521,070
Black Hills Corp.                                                                             454,000      13,928,720
CH Energy Group, Inc.                                                                         368,100      17,687,205
Cinergy Corp.                                                                                 539,100      22,442,733
Consolidated Edison, Inc.                                                                     525,100      22,973,125
Empire District Electric, Co. (The)                                                           428,400       9,716,112
Entergy Corp.                                                                                  10,000         675,900
FPL Group, Inc.                                                                                 9,000         672,750
Great Plains Energy, Inc.                                                                      67,000       2,028,760
NSTAR                                                                                         538,000      29,202,640
OGE Energy Corp.                                                                              884,800      23,456,048
Pinnacle West Capital Corp.                                                                   230,000      10,214,300
Progress Energy, Inc.                                                                         569,600      25,768,704
Scottish Power Plc, American Depositary Receipt (United Kingdom)                              610,000      19,007,600
Southern Co. (The)                                                                            593,400      19,890,768
Westar Energy, Inc.                                                                           425,000       9,719,750
WPS Resources Corp.                                                                           373,000      18,635,080
Xcel Energy, Inc.                                                                             775,000      14,105,000

See notes to
financial statements.


6


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Gas Utilities 14.70%                                                                                     $126,728,996
Atmos Energy Corp.                                                                            756,200      20,682,070
KeySpan Corp.                                                                                 647,400      25,539,930
NiSource, Inc.                                                                                467,700      10,654,206
Northwest Natural Gas Co.                                                                     325,000      10,965,500
Peoples Energy Corp.                                                                          557,000      24,480,150
Piedmont Natural Gas Co., Inc.                                                                180,000       4,183,200
Vectren Corp.                                                                                 689,900      18,489,320
WGL Holdings, Inc.                                                                            380,500      11,734,620

Integrated Oil & Gas 0.88%                                                                                  7,561,440
ChevronTexaco Corp.                                                                           144,000       7,561,440

Integrated Telecommunication Services 2.59%                                                                22,337,752
SBC Communications, Inc.                                                                      670,000      17,265,900
Verizon Communications, Inc.                                                                  125,200       5,071,852

Multi-Utilities & Unregulated Power 18.46%                                                                159,094,773
Dominion Resources, Inc.                                                                      385,000      26,079,900
DTE Energy Co.                                                                                485,000      20,918,050
Duke Energy Corp.                                                                             533,400      13,511,022
Energy East Corp.                                                                             396,000      10,565,280
National Fuel Gas Co.                                                                         456,000      12,923,040
ONEOK, Inc.                                                                                   821,100      23,335,662
Public Service Enterprise Group, Inc.                                                         454,700      23,539,819
Puget Energy, Inc.                                                                            707,000      17,462,900
SCANA Corp.                                                                                   257,500      10,145,500
TECO Energy, Inc.                                                                              40,000         613,600

Other Diversified Financial Services 2.33%                                                                 20,080,698
Citigroup, Inc.                                                                               187,000       9,009,660
JPMorgan Chase & Co.                                                                          283,800      11,071,038

Regional Banks 21.71%                                                                                     187,109,550
AmSouth Bancorp.                                                                              775,000      20,072,500
BB&T Corp.                                                                                    495,000      20,814,750
Colonial BancGroup, Inc. (The)                                                                275,000       5,838,250
F.N.B. Corp.                                                                                  190,000       3,868,400
First Horizon National Corp.                                                                  290,000      12,501,900
FirstMerit Corp.                                                                              365,000      10,398,850
Hudson United Bancorp.                                                                        195,000       7,679,100
KeyCorp                                                                                       749,000      25,391,100
National City Corp.                                                                           505,000      18,962,750

See notes to
financial statements.


7


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Regional Banks (continued)
PNC Financial Services Group                                                                  370,000     $21,252,800
Regions Financial Corp.                                                                       795,000      28,294,050
Susquehanna Bancshares, Inc.                                                                  275,000       6,861,250
Whitney Holding Corp.                                                                         115,000       5,173,850

Thrifts & Mortgage Finance 2.68%                                                                           23,083,740
People's Bank                                                                                 150,000       5,833,500
Washington Mutual, Inc.                                                                       408,000      17,250,240

                                                                               Credit
Issuer, description                                                            rating (A)      Shares           Value
Preferred stocks 32.81%                                                                                  $282,808,876
(Cost $282,564,323)

Consumer Finance 0.16%                                                                                      1,391,500
SLM Corp., 6.97%, Ser A                                                          BBB+          24,200       1,391,500

Diversified Banks 3.31%                                                                                    28,540,850
Abbey National Plc, 7.375%, Depositary Shares,
Ser B (United Kingdom)                                                           A-            93,100       2,560,250
Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)                                                           A          1,060,000      25,980,600

Electric Utilities 9.55%                                                                                   82,262,920
Alabama Power Co., 5.20%                                                         BBB+         276,700       6,709,975
Alabama Power Co., 5.30% (Class A)                                               BBB+         213,000       5,237,670
Carolina Power & Light Co., $5.44                                                BB+          111,493      10,703,328
Connecticut Light & Power Co., $3.24, Ser 68G                                    BBB-          12,500         650,391
Connecticut Light & Power Co., 5.28%, Ser 1967                                   BBB-          18,294         862,677
Connecticut Light & Power Co., 6.56%, Ser 1968                                   BBB-           7,224         377,229
Duquesne Light Co., 6.50%                                                        BB+          210,000      11,025,000
Entergy Arkansas, Inc., $1.96                                                    BB+          150,466       3,771,054
Entergy Arkansas, Inc., 4.56%                                                    BB+            9,388         701,753
Entergy Arkansas, Inc., 4.56%, Ser 1965                                          BB+            9,818         733,895
Entergy Arkansas, Inc., $6.08                                                    Ba1            9,808         977,429
Entergy Gulf States, Inc., $7.56                                                 BB            28,422       2,771,145
Entergy Louisiana, Inc., 5.16%                                                   Ba1           12,044       1,030,139
Entergy Mississippi, Inc., 4.92%                                                 Ba2            7,884         642,793
FPL Group Capital Trust I, 5.875%                                                BBB+         348,200       8,642,324
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          20,600         566,500
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-         233,000       7,805,500
Monongahela Power Co., $7.73, Ser L                                              B-            33,143       3,281,157

See notes to
financial statements.


8


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Electric Utilities (continued)
Northern Indiana Public Service Co., 4.50%                                       BB+           28,863      $2,317,159
Northern Indiana Public Service Co., 4.88%                                       BB+            7,616         663,068
Ohio Edison Co., 4.56%                                                           BB            15,325       1,222,169
Pennsylvania Power Co., 7.75%                                                    BB             9,500         955,047
Union Electric Co., $4.50                                                        BBB           10,370         824,415
Wisconsin Power & Light Co., 4.50%                                               BBB            4,600         392,840
Xcel Energy, Inc., $4.08, Ser B                                                  BB+           66,070       5,080,783
Xcel Energy, Inc., $4.56, Ser G                                                  BB+           53,700       4,317,480

Gas Utilities 3.29%                                                                                        28,384,075
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC-         300,000      15,271,890
KeySpan Corp., 8.75%, Conv                                                       A3            27,500       1,434,675
Southern Union Co., 7.55%                                                        BB+          417,800      11,677,510

Investment Banking & Brokerage 5.09%                                                                       43,825,145
Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G                   BBB          249,800      12,614,900
Bear Stearns Cos., Inc. (The), 5.72%, Depositary Shares, Ser F                   BBB          126,700       6,566,861
Bear Stearns Cos., Inc. (The), 6.15%, Depositary Shares, Ser E                   BBB           64,900       3,433,210
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D                  BBB+          56,000       2,856,000
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C                  BBB+         256,160      13,102,584
Lehman Brothers Holdings, Inc., 6.50%, Depositary Shares, Ser F                  BBB+         193,500       5,251,590

Multi-Line Insurance 0.63%                                                                                  5,457,867
ING Groep N.V., 6.20% (Netherlands)                                              A-           109,100       2,767,867
ING Groep N.V., 7.05% (Netherlands)                                              A-           100,000       2,690,000

Multi-Utilities & Unregulated Power 1.65%                                                                  14,207,553
Avista Corp., $6.95, Ser K                                                       BB-           40,383       4,174,593
DTE Energy Co., 8.75%, Conv                                                      BBB-         187,000       4,875,090
Public Service Electric & Gas Co., 5.05%, Ser D                                  BB+           12,160       1,082,240
Public Service Electric & Gas Co., 5.28%, Ser E                                  BB+           21,930       1,995,630
South Carolina Electric & Gas Co., 6.52%                                         Baa1          20,000       2,080,000

Oil & Gas Exploration & Production 4.11%                                                                   35,449,232

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B                        BBB-          50,000       4,978,125
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           50,000       5,239,065
Devon Energy Corp., 6.49%, Ser A                                                 BB+          150,000      15,548,445
Nexen, Inc., 7.35% (Canada)                                                      BB+          359,584       9,683,597

Other Diversified Financial Services 3.46%                                                                 29,857,251
ABN AMRO Capital Funding Trust V, 5.90%                                          A            140,000       3,430,000
ABN AMRO Capital Funding Trust VII, 6.08%                                        A            950,000      23,835,500

See notes to
financial statements.


9


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Other Diversified Financial Services (continued)
General Electric Capital Corp., 6.10%                                            AAA           38,100        $998,601
J.P. Morgan Chase Capital XI, 5.875%, Ser K                                      A-            65,000       1,593,150

Reinsurance 0.31%                                                                                           2,673,440
RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda)                              BBB+         112,000       2,673,440

Thrifts & Mortgage Finance 1.25%                                                                           10,759,043
Fannie Mae, 4.75%, Ser M                                                         AA-           20,000         826,000
Fannie Mae, 5.10%, Ser E                                                         AA-           24,300       1,211,963
Fannie Mae, 5.125%, Ser L                                                        AA-          124,000       5,303,480
Fannie Mae, 5.375%, Ser I                                                        AA-           76,800       3,417,600

                                                   Interest      Maturity        Credit     Par value
Issuer, description                                    rate      date            rating (A)     (000)           Value
Short-term investments 2.45%                                                                              $21,100,000
(Cost $21,098,828)

Government U.S. Agency 2.45%                                                                               21,100,000
Federal Home Loan Bank, Disc Note                      1.00%     01-03-05        AAA          $21,100      21,100,000

Total investments 144.32%                                                                              $1,243,921,804

Other assets and liabilities, net (44.32%)                                                              ($381,978,537)

Total net assets 100.00%                                                                                 $861,943,267

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments,
aggregated by
various industries.

Industry distribution         Value as a percentage of Fund's total investments
-------------------------------------------------------------------------------
Consumer finance                                                          0.11%
Diversified banks                                                         9.76
Electric utilities                                                       30.83
Gas utilities                                                            12.47
Integrated oil & gas                                                      0.61
Integrated telecommunication services                                     1.80
Investment banking & brokerage                                            3.52
Multi-line insurance                                                      0.44
Multi-utilities & unregulated power                                      13.93
Oil & gas exploration & production                                        2.85
Other diversified financial services                                      4.01
Regional banks                                                           15.04
Reinsurance                                                               0.21
Thrifts & mortgage finance                                                2.72
Short-term investments                                                    1.70

Total investments                                                       100.00%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments at value (cost $1,167,305,643)                     $1,243,921,804
Cash                                                                   46,824
Cash segregated for futures contracts                                 212,500
Dividends receivable                                                3,028,783
Other assets                                                            3,404

Total assets                                                    1,247,213,315

Liabilities
Payable for investments purchased                                   5,119,389
Payable for futures variation margin                                   66,405
Payable to affiliates
Management fees                                                        18,686
Other                                                                  26,024
Other payables and accrued expenses                                    24,249

Total liabilities                                                   5,254,753

Auction Preferred Shares (APS), at value, unlimited
number of shares of beneficial interest authorized
with no par value, 15,200 shares issued, liquidation
preference of $25,000 per share                                   380,015,295

Net assets
Common shares capital paid-in                                     798,628,966
Accumulated net realized loss on investments
and financial futures contracts                                   (13,297,510)
Net unrealized appreciation of investments
and financial futures contracts                                    76,627,106
Distributions in excess of net investment income                      (15,295)

Net assets applicable to common shares                           $861,943,267

Net asset value per common share
Based on 42,077,487 shares of beneficial interest
outstanding -- unlimited number of shares authorized
with no par value                                                     $20.48

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
December 31, 2004 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                         $45,662,993
Interest                                                              907,585

Total investment income                                            46,570,578

Expenses
Investment management fees                                          6,854,440
APS auction fees                                                      518,463
Accounting and legal services fees                                    231,890
Custodian fees                                                        158,982
Miscellaneous                                                         157,359
Professional fees                                                      57,445
Organizational costs                                                   43,000
Transfer agent fees                                                    41,634
Printing                                                               35,841
Trustees' fees                                                         16,696
Registration and filing fees                                               75

Total expenses                                                      8,115,825
Less expense reductions                                            (1,827,851)

Net expenses                                                        6,287,974

Net investment income                                              40,282,604

Realized and unrealized gain (loss)

Net realized loss on
Investments                                                       (11,617,447)
Financial futures contracts                                          (993,926)

Change in net unrealized appreciation of
Investments                                                        76,616,161
Financial futures contracts                                            10,945

Net realized and unrealized gain                                   64,015,733
Distribution to APS                                                (4,363,999)

Increase in net assets from operations                            $99,934,338

1 Commencement of operations period from 2-27-04 through 12-31-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
inception of the
Fund. The  dif-
ference reflects
earnings less
expenses, any
investment
gains and losses,
distributions,
if any, paid to
shareholders and
the net of Fund
share transactions.
                                                                     Period
                                                                      ended
                                                                   12-31-04 1
Increase in net assets
From operations

Net investment income                                           $40,282,604

Net realized loss                                               (12,611,373)
Change in net unrealized appreciation                            76,627,106

Distributions to APS                                             (4,363,999)

Increase in net assets resulting
from operations                                                  99,934,338

Distributions to common shareholders
From net investment income                                      (36,620,037)
From Fund share transactions                                    798,628,966

Net assets
End of period 2                                                $861,943,267

1 Commencement of operations period from 2-27-04 through 12-31-04.

2 Includes distributions in excess of net investment income of $15,295.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the commencement of operations of the Fund.

Period ended                                                         12-31-04 1

Per share operating performance
Net asset value, beginning of period                                   $19.10 2
Net investment income 3                                                  1.14
Net realized and unrealized gain on investments                          1.54
Distributions to APS                                                    (0.29)
Total from investment operations                                         2.39
Less distributions to common shareholders
From net investment income                                              (0.87)
Capital charges
Offering costs related to common shares                                 (0.02)
Offering costs and underwriting discounts related to APS                (0.12)
Net asset value, end of period                                         $20.48
Per share market value, end of period                                  $17.99
Total return at market value 4,5 (%)                                    (5.47) 6

Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)      $862
Ratio of expenses to average net assets 7 (%)                            0.95 8
Ratio of adjusted expenses to average net assets 9 (%)                   1.23 8
Ratio of net investment income to average net assets 10 (%)              6.11
Portfolio turnover (%)                                                     42

Senior securities
Total value of APS outstanding (in millions)                             $380
Involuntary liquidation preference per unit (in thousands)                $25
Average market value per unit (in thousands)                              $25
Asset coverage per unit 11                                            $79,542


 1 Commencement of operations period from 2-27-04 through 12-31-04.

 2 Reflects the deduction of a $0.90 per share sales load.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

 5 Total return would have been lower had certain expenses not been reduced during the period shown.

 6 Not annualized.

 7 Ratio calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.69%.

 8 Annualized.

 9 Ratio calculated on the basis of expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the period shown. Without the exclusion of preferred shares, the adjusted annualized ratio of expenses would have been 0.89%.

10 Ratio calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.42%.

11 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expense
and offering costs

Expenses incurred in connection with the organization of the Fund, which amounted to $43,000, have been borne by the Fund. Offering costs of $854,726 related to common shares and offering costs of $396,310 incurred in connection with the preferred shares were charged to the Fund's capital paid-in.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts. On December 31, 2004, the Fund had deposited $212,500 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on December 31, 2004:

                             NUMBER OF                           APPRECIATION/
OPEN CONTRACTS               CONTRACTS   POSITION   EXPIRATION   (DEPRECIATION)
------------------------------------------------------------------------------
U.S. Treasury 10-year Note   125         Short      March 05           $43,070
U.S. Treasury 10-year Note   125         Short      March 05           (32,125)
------------------------------------------------------------------------------
                                                                       $10,945

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund iden ti fies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. For the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $40,984,036. As of December 31, 2004, the components of distributable earnings on a tax basis included $2,958,880 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the"Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, "managed assets").

The Adviser has contractually agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accord ingly, the expense reductions related to the reduction in the management fee amounted to $1,827,851 for the period ended December 31, 2004. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $231,890. The Fund also paid the Adviser the amount of $116 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund common shares sold, offering costs and underwriting discount charged to capital paid-in and the number of common shares outstanding at the end of the period, along with the corresponding dollar value.

                                                        Period ended 12-31-04 1
                                                 Shares                Amount
Shares sold                                  42,077,487         $803,680,0022

Offering cost related to common shares               --              (854,726)

Offering costs and underwriting discount
related to Auction Preferred Shares                  --            (4,196,310)

Net increase                                 42,077,487          $798,628,966

1 Commencement of operations period from 2-27-04 through 12-31-04.

2 Net of $0.90 per share sales load of the initial offering price of $20.00 per share.

Auction preferred shares

The Fund issued a total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the "APS") on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 has been charged to capital paid-in of common shares.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction (except for the Series TH, which reset its rate on October 28, 2004, at which time the Fund elected a Special Dividend Payment of 182 days for the subsequent distributions). Dividend rates on APS ranged from 1.15% to 2.70% during the period ended December 31, 2004. Accrued dividends on APS are included in the value of APS on the Fund's Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund's by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2004, aggregated $1,554,572,324 and $396,748,061, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $1,183,551,089. Gross unrealized appreciation and depreciation of investments aggregated $83,308,596 and $22,937,881, respectively, resulting in net unrealized appreciation of $60,370,715. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the period ended December 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $686,137, and an increase in distributions in excess of net investment income of $686,137. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To Board of Trustees and the Shareholders of John Hancock Tax-Advantaged Dividend Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Tax-Advantaged Dividend Income Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statements of operations, the statement of changes in net assets and the financial highlights for the period from the commencement of operations on February 27, 2004 through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from the commencement of operations February 27, 2004 through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 97.84% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

Investment
objective
and policy

The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-advantaged dividends"). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2004                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services,
Inc. (until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance
Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education
(until 1999).

William H. Cunningham, Born: 1944                                                           2004                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


24


Independent Trustees (continued)


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               2004                49

Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2004                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2004                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2004                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2004                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2004                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


25


Non-Independent Trustees 3


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees


Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2004
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2004
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.

  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for APS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York Stock
Exchange:
HTD

For shareholder assistance
refer to page 23


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line                                1-800-231-5469


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P130A  12/04
        2/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $32,850 for the fiscal year ended December 31, 2004, the Fund's first year in operation (commenced operations on February 26, 2005). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,250 for the fiscal year ended December 31, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended December 31, 2004. There were no other fees during the fiscal year ended December 31, 2004 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant's report on the registrant's Eligible Asset Coverage. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal year of the registrant were $71,250 for the fiscal year ended December 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner
Dr. John A. Moore
Patti McGill Peterson

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    February 17, 2005